UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: April 30, 2025
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 300,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
On April 30, 2025, Sun Communities, Inc. (the “Company”) completed the initial closing of its previously announced sale of Safe Harbor Marinas, LLC (“Safe Harbor”) to Poseidon Holdco I L.P. (f/k/a BIP Poseidon Holdco L.P.) (“Buyer”), an affiliate of Blackstone Inc. The disposition was pursuant to a Membership Interest Purchase Agreement dated February 24, 2025 (the “Purchase Agreement”), by and among the Company, its primary operating subsidiary Sun Communities Operating Limited Partnership (“SCOLP”), the Company’s wholly owned subsidiary, Sun Home Services, Inc. (“SHS” and, SCOLP and SHS together, the “Sellers”), Buyer and certain other parties, pursuant to which Sellers agreed to sell and transfer all of the Sellers’ right, title, and interest in Safe Harbor and SHM TRS, LLC (“SHM TRS” and together with Safe Harbor, the “Acquired Companies”) to Buyer (the “Transaction”).

At the initial closing of the Transaction, the Company received consideration of approximately $5.25 billion in cash paid by Buyer, net of transaction and employee separation costs.

The Company’s disposition of subsidiaries owning certain properties of Safe Harbor (the "Delayed Consent Subsidiaries") is subject to receipt of third-party consents (the “Delayed Consents”). As of the initial closing of the Transaction, consents had not been received with respect to 15 of such properties with agreed values of approximately $250 million in the aggregate. Accordingly, an affiliate of the Sellers has retained these 15 properties. In respect of each Delayed Consent Subsidiary, until such time as the Delayed Consent is received and Buyer acquires the equity interests of the Delayed Consent Subsidiary, an affiliate of Safe Harbor will manage the properties owned by the Delayed Consent Subsidiaries under an arms-length management agreement; provided, that, the manager is not obligated to continue to manage any such properties for a period longer than three years following the closing of the Transaction.

If and when the applicable Delayed Consent for a Delayed Consent Subsidiary is obtained in the nine months following the signing of the Purchase Agreement, Buyer will, subject to the satisfaction of certain conditions, acquire that Delayed Consent Subsidiary for cash consideration equal to its agreed value. If the required Delayed Consent for any Delayed Consent Subsidiary is not received by the end of such nine-month period, Buyer will not have the right to acquire any such Delayed Consent Subsidiary, unless such period is extended by the parties.

***

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is included as Exhibit 2.1 to this current report on Form 8-K (this "Current Report") and the terms of which are incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.
On April 30, 2025, the Company issued (i) a press release announcing the completion of the initial closing of the Transaction, the authorization of the Stock Repurchase Program (as defined in Item 8.01) and the declaration of a special one-time cash distribution described in Item 8.01, and (ii) a press release announcing the redemption of the Notes (as defined in Item 8.01), copies of which are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and which are incorporated herein by reference solely for the purposes of this Item 7.01 disclosure. The information contained in such press releases shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise expressly stated in such filing.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains various "forward-looking statements" within the meaning of the Securities Act and the Exchange Act and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this document that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “scheduled,” "guidance", "target" and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect the Company’s current views with respect to future events and financial performance, but involve known and unknown risks, uncertainties and other factors, both general and specific to the matters discussed in or incorporated herein, some of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the Company’s actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 in Part II, Item 1A of this report, and the Company’s other filings with the Securities and Exchange Commission from time to time, such risks, uncertainties and other factors include but are not limited to:

∙	Our liquidity and refinancing demands;
∙	Our ability to obtain or refinance maturing debt;
∙	Our ability to maintain compliance with covenants contained in our debt facilities and our unsecured notes;
∙	Availability of capital;
∙	General volatility of the capital markets and the market price of shares of our capital stock;
∙	The risk associated with executing the redemption of the Notes;
∙	Increases in interest rates and operating costs, including insurance premiums and real estate taxes;
∙	Difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;
∙	Our ability to complete the sale of the Delayed Consent Subsidiaries on a timely basis or at all;
∙	Our ability to realize the anticipated benefits of the sale of Safe Harbor, including with respect to tax strategies, or at all;
∙	Our succession plan for our CEO, which could impact the execution of our strategic plan;
∙	Competitive market forces;
∙	The ability of purchasers of manufactured homes to obtain financing;
∙	The level of repossessions of manufactured homes;
∙	Our ability to maintain effective internal control over financial reporting and disclosure controls and procedures;
∙	Our remediation plan and our ability to remediate the material weakness in our internal control over financial reporting;
∙	Expectations regarding the amount or frequency of impairment losses;
∙	Changes in general economic conditions, including inflation, deflation, energy costs, the real estate industry, the effects of tariffs or threats of tariffs, trade wars, immigration issues, supply chain disruptions, and the markets within which we operate;
∙	Changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar, and pound sterling;
∙	Our ability to maintain our status as a REIT;
∙	Changes in real estate and zoning laws and regulations;
∙	Our ability to maintain rental rates and occupancy levels;
∙	Legislative or regulatory changes, including changes to laws governing the taxation of REITs;
∙	Outbreaks of disease and related restrictions on business operations;
∙	Risks related to natural disasters such as hurricanes, earthquakes, floods, droughts, and wildfires; and
∙	Litigation, judgments or settlements, including costs associated with prosecuting or defending claims and any adverse outcomes;

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this document, whether as a result of new information, future events, changes in the Company's expectations or otherwise, except as required by law.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company's behalf are qualified in their entirety by these cautionary statements.

Item 8.01	Other Events.
Notes Redemption

On April 30, 2025, the Company issued a press release announcing that SCOLP will redeem all $500 million aggregate principal amount of its outstanding 5.500% Senior Notes due 2029 (CUSIP No. 866677AK3) (the “Notes due 2029”) and all $400 million aggregate principal amount of its outstanding 5.700% Senior Notes due 2033 (CUSIP No. 866677AJ6) (the “Notes due 2033” and together with the Notes due 2029, the “Notes”) on May 10, 2025 (the “Redemption Date”).

On the Redemption Date, in accordance with the terms of each series of Notes and the indentures and supplemental indentures governing the Notes, SCOLP will redeem (a) all outstanding Notes due 2029 at a redemption price equal to $1,061.53 per $1,000 principal amount of such notes and (b) all outstanding Notes due 2033 at a redemption price equal to $1,085.88 per $1,000 principal amount of such notes. The applicable redemption price for each series of Notes includes a customary make-whole premium and accrued and unpaid interest on such Notes to the Redemption Date. On the Redemption Date, interest will cease to accrue on the Notes, and on and after the Redemption Date, all Notes will cease to be outstanding.

The Company intends to fund the redemption using a portion of the net proceeds from the initial closing of the Company’s interests in the Acquired Companies to Buyer.

At SCOLP’s request, a notice of redemption of all outstanding Notes has been sent by the indenture trustee for the Notes to all currently registered holders of Notes. Neither this Current Report nor the press release constitutes a notice of redemption under the indenture governing the Notes.

Stock Repurchase Program

Effective April 30, 2025, the Company’s Board of Directors authorized a stock repurchase program (the “Stock Repurchase Program”) under which the Company may repurchase up to $1 billion of shares of its common stock. The Stock Repurchase Program will expire on April 30, 2026.

Under the Stock Repurchase Program, the Company may repurchase shares of its common stock from time to time in open market transactions, through privately negotiated transactions, through one or more accelerated repurchases, or otherwise, in accordance with the terms set forth in Rule 10b5-1 and Rule 10b-18 of the Exchange Act and other applicable legal requirements. The extent to which the Company repurchases shares of its common stock and the timing of such repurchases will depend on market conditions and other considerations as may be considered in the Company’s sole discretion. The Stock Repurchase Program does not obligate the Company to repurchase any specific number of shares of its common stock and there is no guarantee as to the exact number of shares of common stock that will be repurchased by the Company. The Company may initiate, suspend or discontinue purchases under the Stock Repurchase Program at any time. Furthermore, the Stock Repurchase Program may be modified, suspended or terminated at any time without prior notice.

Special Cash Distribution

Effective April 30, 2025, the Company’s Board of Directors declared a special one-time cash distribution of $4.00 per share of common stock (the “Special Distribution”). The Special Distribution will be paid on May 22, 2025 to shareholders of record as of the close of business on May 14, 2025.

Item 9.01	Financial Statements and Exhibits.
(b) Pro Forma Financial Information

The following unaudited pro forma financial information of the Company, which reflect the sale of the Company’s interests in the Acquired Companies to Buyer, are filed as Exhibit 99.3 to this Current Report. The information contained in these pro forma financial statements shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025
•Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2025 and each of the years ended December 31, 2024, 2023, and 2022
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d)        Exhibits.

Exhibit No.	Description

2.1    Membership Interest Purchase Agreement, dated as of February 24, 2025, by and among Safe Harbor Marinas, LLC, SHM TRS, LLC, Sun Communities Operating Limited Partnership, Sun Home Services, Inc., BIP Poseidon Holdco L.P., Consent NewCo, LLC and Consent TRS NewCo, LLC (incorporated by reference to Exhibit 2.1 to the Annual Report on Form 10-K (File No. 001-12616) filed by Sun Communities, Inc. on February 28, 2025)
99.1    Press Release dated April 30, 2025 regarding the Safe Harbor closing and other matters
99.2    Press Release dated April 30, 2025 regarding the redemption of unsecured senior notes
99.3    Unaudited Pro Forma Condensed Consolidated Financial Statements of Sun Communities, Inc.
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: May 6, 2025	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Executive Vice President, Chief Financial Officer, Secretary and Treasurer